                               AMENDMENT NUMBER 1
                         TO THE SHARE PURCHASE AGREEMENT

THIS AMENDMENT NUMBER 1 ("Amendment") to the Share Purchase Agreement of even date herewith between the same parties ("Agreement") is made and entered into as of the 27th day of April, by and among (i) Intersil Holding Corporation, a Delaware corporation ("Holding"), (ii) Intersil B.V., a Netherlands corporation and indirect wholly-owned subsidiary of Holding ("Buyer"), (iii) No Wires Needed B.V., a Netherlands corporation (the "Company"), (iv) Gilde It Fund B.V., a Netherlands corporation, (v) Parnib B.V., a Netherlands corporation, (vi) 3Com Corporation, a California corporation, ("3Com") (vii) Kennet I L.P., a limited partnership incorporated under the Limited Partnership (Jersey) Law 1994, Channel Islands, ("Kennet"), (viii) Hans B. van der Hoek ("Van der Hoek"), a private individual residing in the Netherlands, and (ix) the persons listed on
Exhibit I of the Agreement (as from (iv) up to and including (ix) referred to as the "Shareholder" and collectively the "Shareholders").


                                    RECITALS:

WHEREAS, the parties identified as the Shareholders, the Company, Holding and the Buyer have entered into the Agreement as of the date hereof; and

WHEREAS, all of the parties desire to amend the Agreement prior to the Closing;

ARTICLE I

    1.1. Definitions. Except as may be defined in this Amendment, all of the capitalized terms shall have the same meaning as set forth in the Agreement.

ARTICLE II

    2.2. Amendment.

         2.2.1. Section 1.4 of the Agreement is hereby deleted and the following substituted therefore:

                  1.4. Exchange Agreement. On the terms and subject to the conditions of this Agreement, at the Closing each Optionholder and Buyer will enter into the Exchange Agreement, whereby each Optionholder agrees to receive that number of shares of Holding Common Stock set forth on Schedule 1.4 hereof in lieu of shares to purchase Company Common Stock upon exercise of such Optionholder's Options and payment of the applicable exercise price.

         2.2.2. The designation of the Preferred Shares in Section 4.3 as 12 1/2% (twelve and one half percent) Cumulative Compound Convertible is hereby deleted.

         2.2.3. Section 5.3 of the Agreement is hereby deleted and the following substituted therefore:

                  5.3. US Securities Registration. The distribution of the Holding Common Stock to the Shareholders hereunder is being made pursuant to an effective registration statement under the United States Securities Act of 1933 (the "Securities Act"). Affiliates (as that term is defined in Rule 144 under the Securities Act) of the Company who do not become affiliates of Holding may resell the Holding Common Stock pursuant to an effective registration statement under the Securities Act covering such shares, or in compliance with Rule 145 promulgated under the Securities Act or another applicable exemption from the registration requirements of the Securities Act. Shareholders who are not affiliates of the Company or Holding may resell the Holding Common Stock without an effective registration statement under the Securities Act.

         2.2.4. Section 6.1(b) is hereby deleted and the following substituted therefore:

                  6.1(d) Insurance. The Shareholders' Vendors Indemnity and Warranty Insurance Policy (the "Insurance Policy") shall have been delivered to the Holding, together with evidence satisfactory to the Holding and the Shareholders that the insurance premium for the Insurance Policy has been paid or shall be paid by Holding or, alternatively the Shareholders may increase the Escrow Funds within 14 days after the Closing with US$ 238,000 which may be used at the option of the Shareholders to take the Insurance Policy within 6 months from Closing and, alternatively this amount shall stay in escrow until it is in all reasonableness evident to Buyer based on amongst others, a tax risk assessment prepared by Ernst & Young, that there are no breaches of the tax representations and warranties as contained in section 3.17 anticipated. Such amount or any amounts remaining shall be released by Buyer to the Shareholders within 7 years hereof. This amount shall substitute the Insurance Policy where relevant.

                                  ARTICLE III

    3.1. Full Force and Effect. Except as amended by this Amendment, all other terms and conditions of the Agreement remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement in two or more counterparts, each of which shall be deemed one and the same instrument, as of the day and year first above written.



                                       HOLDING:
                                       -------

                                       INTERSIL HOLDING CORPORATION

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------


                                       BUYER:
                                       -----

                                       INTERSIL B.V.

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       PARNIB B.V.

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       3COM CORPORATION

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       KENNET I L.P.

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       HANS B.  VAN DER HOEK

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       RONALD ALEXANDER BROCKMANN

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       R.J.  RISSEEUW

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       REMI BLOKKER

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       ANDREAS PAULUS ANTHONIUS BLUM

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       ARNOUD RODERICK ZWEMMER

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       P. VAN GEEST

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       H.J.  KOUWENHOVEN

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       N. ARBEITSTEIN

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       W.W.  SQUIRE

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       M. HOEBEN

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       B. RISSEEUW

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       J. RISSEEUW

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       S.M. BROCKMANN

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       B.H. VAN DEN HEUVEL

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       PROCESSOR LEUSDEN B.V.

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       Q4 HOLDING B.V.

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       S.  JONKER

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       J. JONKER

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       R. W. JONKER BEHEER B.V.

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       J.H.  KNIBBE

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       C.I.  KOUWENHOVEN

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       H.  VAN LEEUWEN

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       F.M.A.  VAN LIESHOUT

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       WHEP BEHEER B.V.

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       J.H. OKKER

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       D. Y. OKKER-BANGA

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       A. PETERS

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       M. J. M. BONGER-HINTZEN

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       J. E. VERMEULEN

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       J. W. ZWEMMER

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       N. SPRENGER

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       M. F. SPRENGER

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       HAPIN B. V.

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       U. J. DE BOER

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       M. C. VAN BOMMEL

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       A. M. M. JOBSE

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       C. JOBSE

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       S. D. JOBSE

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       M. A. JOBSE

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       L. R. JOBSE

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       RJR MANAGEMENT B.V.

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       H. J. VAN OENE

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       R. S. VAN BOMMEL

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       A. D. JOBSE

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       J. A. ABRAMOWITZ

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------

                                       D. A. DOORNHEIN

                                       By:
                                               ---------------------------------

                                       Name:
                                               ---------------------------------

                                       Title:
                                               ---------------------------------